SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 19, 2004

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of Operations and Financial Condition

AMERISERV FINANCIAL Inc. (the "Registrant") press release dated October 19, 2004, announcing its earnings for the three (3)and nine (9) month periods ended September 30, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference

Exhibits

--------

Exhibit 99.1 Press release dated October 19, 2004, announcing its earnings for the three (3) and nine (9) month periods ended September 30, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: October 19, 2004

Exhibit 99.1

Jeffrey A. Stopko

    October 19, 2004

Senior Vice President &

Chief Financial Officer

(814)-533-5310

AMERISERV FINANCIAL REPORTS SIXTH CONSECUTIVE QUARTER OF PROFITABILITY AND REDUCED NON-PERFORMING ASSETS

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) completed its sixth consecutive quarter of profitability by reporting net income for the third quarter of 2004 of $742,000 or $0.05 per diluted share.  This represents an increase of $493,000 or $0.03 per share over the third quarter 2003 performance.  For the nine month period ended September 30, 2004, the Company has now earned $1.2 million or $0.09 per diluted share which represents a sizable increase over the net income of $369,000 or $0.03 per diluted share reported for the nine month period ended September 30, 2003.  The following table highlights the Company’s financial performance for both the three and nine-month periods ended September 30, 2004 and 2003:

	Third Quarter 2004	Third Quarter 2003	Nine Months Ended September 30, 2004	Nine Months Ended September 30, 2003
Net income	$742,000	$249,000	$1,222,000	$369,000
Diluted earnings per share	0.05	0.02	0.09	0.03

Allan R. Dennison, President and Chief Executive Officer, commented on the third quarter 2004 results, “Dramatic improvement in asset quality, growth in non-interest income and continued cost controls enabled AmeriServ to continue its positive trend in earnings.  This positive earnings trend combined with the recently completed $12.6 million private placement of common stock are positive developments for the AmeriServ Turnaround.  The Board of Directors, management and employees remain focused on improving earnings and strengthening the balance sheet of this Company.”

As a result of asset quality improvements, the Company did not provide a provision for loan losses in the third quarter of 2004.  This represented a decrease of $384,000 from the provision provided in the third quarter of 2003.  For the first nine months of 2004, the Company’s provision for loan losses totaled $643,000 or 0.17% of total loans, a decrease of $1.9 million from the provision of $2.6 million or 0.64% of total loans recorded in the first nine months of 2003.  Net charge-offs in the first nine months of 2004 totaled $2.3 million or 0.63% of total loans compared to net charge-offs of $740,000 or 0.18% of total loans in the first nine months of 2003.  The higher net charge-offs in 2004 reflect a $914,000 charge-off realized in the third quarter as result of the successful sale of a $4.3 million non-performing asset, a $625,000 write-down of a $4.8 million loan on a personal care facility that was moved into other real estate owned in the first quarter of 2004 and subsequently sold in the third quarter, and increased charge-offs on consumer loans.  Overall, however, the lower provision for loan losses in 2004 reflects improvements in asset quality most evidenced by lower levels of non-performing assets and classified loans.  Specifically, successful workout efforts caused non-performing assets to decline from $11.4 million or 2.26% of total loans at December 31, 2003 to $5.0 million or 1.00% of total loans at September 30, 2004.  The allowance for loan losses provided 195% coverage of non-performing assets at September 30, 2004 compared to 102% coverage at December 31, 2003.  The allowance for loan losses as a percentage of total loans amounted to 1.94% at September 30, 2004 compared to 2.32% at December 31, 2003.

The Company’s net interest income in the third quarter of 2004 decreased by $44,000 from the prior year third quarter and for the first nine months of 2004 declined by $1.0 million when compared to the first nine months of 2003.  The third quarter 2004 net interest margin of 2.15% was comparable with the prior year third quarter net interest margin of 2.14%.  The decline for the nine-month period resulted from a reduced level of earning assets and an eight basis point drop in the net interest margin to 2.26%.  Loan portfolio shrinkage experienced during the majority of 2003 was a predominant factor contributing to both the lower level of earning assets and the net interest margin contraction.  While the Company has generated increased new commercial loan production in 2004, the effects of heightened pay-offs have constrained the size of total loans outstanding.  A strategic focus on deposit generation has caused the Company to experience a rebuilding and growth of deposits since the low point reached in the third quarter of 2003.

The Company’s total non-interest income increased by $194,000 when the third quarter of 2004 is compared to the third quarter of 2003.  Factors causing the increase included a $123,000 increase in trust fees due to continued successful union related new business development efforts and a $463,000 increase in other income as a result of a gain generated on the sale of the Company’s largest other real estate owned property.  These positive items were partially offset be fewer gains realized on investment security sales and residential mortgage loan sales and lower fees from deposit service charges. Total non-interest income for the nine-month period ended September 30, 2004 decreased by $1.3 million when compared to the first nine months of 2003.  Fewer gains realized on asset sales was the primary factor responsible for the lower non-interest income in 2004.  Specifically, gains realized on the sale of investment securities dropped by $1.8 million due to the higher interest rate environment in place in 2004.  This higher rate environment in 2004 also had a negative impact on new residential mortgage origination and refinance volumes as gains realized on the sale of mortgage loans into the secondary market decreased by $296,000 for the nine month period ended September 30, 2004.  These negative items were partially offset by a $231,000 or 6.1% increase in trust fees and the previously mentioned gain on the sale of the other real estate owned property.  Also the Company benefited from the non-recurrence of a $758,000 loss on the sale of approximately 70% of its mortgage-servicing portfolio in the first quarter of 2003.

The Company’s non-interest expense in the third quarter of 2004 increased by $439,000 from the prior year third quarter but for the first nine months of 2004 decreased by $840,000 when compared to the first nine months of 2003.  The largest factor causing the quarterly increase was a net unfavorable change of $368,000 in the impairment charge on mortgage servicing rights.  However, for the nine month period ended September 30, 2004, the higher interest rate environment and reduced mortgage refinancing activity caused a net favorable change of $416,000 in the impairment charge on mortgage servicing rights.  The Company also benefited from the non-recurrence in 2004 of a $199,000 goodwill impairment loss associated with the write-off of all goodwill within the mortgage-banking segment in the first quarter of 2003.  Excluding these impairment related charges, the remaining total non-interest expenses were still down by $225,000 between the first nine months of 2004 and first nine months of 2003 reflecting the Company’s continued focus on reducing and containing expenses.  Expense reductions were experienced in numerous categories including equipment expense, professional fees, amortization of core deposit intangibles, and other expenses.

The Company’s third quarter and first nine months of 2004 net income performance was favorably impacted by an increased income tax benefit. Specifically in the third quarter of 2004, the Company lowered its income tax expense by $450,000 due to a reduction in reserves for prior year tax contingencies.

At September 30, 2004, ASRV had total assets of $1.1 billion and shareholders’ equity of $73 million or $5.26 per share.  The Company is well capitalized for regulatory purposes with an asset leverage ratio at September 30, 2004 of 7.85%.

AmeriServ Financial, Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

This news release may contain forward-looking statements that involve risks and uncertainties, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA (A)

October 19, 2004

(In thousands, except per share and ratio data)

2004

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$226	$254	$742	$1,222

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	1.21%	1.41%	4.21%	2.25%
Net interest margin	2.39	2.25	2.15	2.26
Net charge-offs as a percentage of average loans	0.48	0.48	0.92	0.63
Loan loss provision as a percentage of average loans	0.31	0.21	-	0.17
Efficiency ratio	93.83	94.80	96.89	95.16

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.02	$0.05	$0.09
Average number of common shares outstanding	13,962,010	13,969,211	13,975,838	13,969,045
Diluted	0.02	0.02	0.05	0.09
Average number of common shares outstanding	14,025,836	14,023,577	14,009,952	14,019,351
Cash dividends declared	0.00	0.00	0.00	0.00

2003

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(795)	$915	$249	$369

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	(4.17)%	4.68%	1.31%	0.63%
Net interest margin	2.48	2.41	2.14	2.34
Net charge-offs as a percentage of average loans	0.20	0.02	0.33	0.18
Loan loss provision as a percentage of average loans	1.19	0.40	0.30	0.64
Efficiency ratio	94.98	84.81	94.05	91.02

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.07	$0.02	$0.03
Average number of common shares outstanding	13,923,010	13,935,086	13,945,889	13,934,746
Diluted	(0.06)	0.07	0.02	0.03
Average number of common shares outstanding	13,923,010	13,940,460	13,954,648	13,940,926
Cash dividends declared	0.00	0.00	0.00	0.00

    NOTES:

(A)

All quarterly data unaudited.

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

2004

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,099,564	$1,178,406	$1,088,849
Investment securities	504,980	581,553	488,617
Loans	503,404	500,522	506,551
Allowance for loan losses	11,379	10,932	9,827
Goodwill and core deposit intangibles	13,905	13,547	13,329
Mortgage servicing rights	1,493	1,642	1,395
Deposits	656,348	670,941	659,176
Stockholders’ equity	77,721	67,213	73,471
Trust assets – fair market value	1,256,064	1,246,458	1,228,126
Non-performing assets	13,482	10,155	5,047
Asset leverage ratio	7.75%	7.71%	7.85%
PER COMMON SHARE:
Book value (A)	$5.57	$4.81	$5.26
Market value	6.10	5.55	5.00
Market price to book value	109.52%	115.50%	95.13%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	415	412	409
Branch locations	23	23	23
Common shares outstanding	13,965,737	13,972,424	13,978,726

2003

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,190,360	$1,167,610	$1,160,915	$1,147,886
Investment securities	546,427	554,967	577,374	552,662
Loans	555,335	525,591	496,951	503,387
Allowance for loan losses	11,415	11,916	11,872	11,682
Goodwill and core deposit intangibles	15,337	14,979	14,621	14,263
Mortgage servicing rights	2,214	1,784	1,859	1,718
Deposits	669,103	661,932	648,844	654,597
Stockholders’ equity	77,864	78,884	75,188	74,270
Trust assets – fair market value	1,091,391	1,146,695	1,107,022	1,145,660
Non-performing assets	11,687	10,163	11,227	11,411
Asset leverage ratio	7.23%	7.39%	7.48%	7.58%
PER COMMON SHARE:
Book value (A)	$5.59	$5.66	$5.39	$5.32
Market value	3.50	3.80	4.17	5.00
Market price to book value	62.61%	67.14%	77.37%	93.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	416	427	422	413
Branch locations	23	23	23	23
Common shares outstanding	13,929,324	13,940,999	13,949,383	13,957,599

    NOTES:

    (A) Other comprehensive income had a negative impact of $0.22 on book value per share at September 30, 2004.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Quarterly data unaudited)

2004

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$7,691	$7,679	$7,346	$22,716
Total investment portfolio	5,228	4,943	5,352	15,523
Total Interest Income	12,919	12,622	12,698	38,239

INTEREST EXPENSE
Deposits	2,543	2,529	2,628	7,700
All other funding sources	4,164	4,180	4,418	12,762
Total Interest Expense	6,707	6,709	7,046	20,462

NET INTEREST INCOME	6,212	5,913	5,652	17,777
Provision for loan losses	384	259	-	643
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,828	5,654	5,652	17,134

NON-INTEREST INCOME
Trust fees	1,267	1,347	1,377	3,991
Net realized gains on investment securities available for sale	937	111	228	1,276
Net realized gains on loans and loans held for sale	40	115	108	263
Service charges on deposit accounts	730	716	692	2,138
Net mortgage servicing fees	52	47	40	139
Bank owned life insurance	275	276	279	830
Other income	764	893	1,452	3,109
Total Non-interest Income	4,065	3,505	4,176	11,746

NON-INTEREST EXPENSE
Salaries and employee benefits	4,915	4,803	4,893	14,611
Net occupancy expense	757	699	665	2,121
Equipment expense	704	687	672	2,063
Professional fees	804	833	1,099	2,736
FDIC deposit insurance expense	72	71	72	215
Amortization of core deposit intangibles	358	358	218	934
Impairment charge (credit) for mortgage servicing rights	100	(264)	138	(26)
Other expenses	1,961	1,769	1,794	5,524
Total Non-interest Expense	9,671	8,956	9,551	28,178

INCOME BEFORE INCOME TAXES	222	203	277	702
Provision (benefit) for income taxes	(4)	(51)	(465)	(520)
NET INCOME	$226	$254	$742	$1,222

2003

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$9,083	$8,595	$8,044	$25,722
Total investment portfolio	5,660	5,631	5,035	16,326
Total Interest Income	14,743	14,226	13,079	42,048

INTEREST EXPENSE
Deposits	3,140	2,965	2,765	8,870
All other funding sources	4,956	4,827	4,618	14,401
Total Interest Expense	8,096	7,792	7,383	23,271

NET INTEREST INCOME	6,647	6,434	5,696	18,777
Provision for loan losses	1,659	534	384	2,577
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,988	5,900	5,312	16,200

NON-INTEREST INCOME
Trust fees	1,253	1,253	1,254	3,760
Net realized gains on investment securities available for sale	1,278	1,420	402	3,100
Net realized gains on loans and loans held for sale	173	221	165	559
Service charges on deposit accounts	767	800	812	2,379
Net mortgage servicing fees	71	77	55	203
Gain (loss) on sale of mortgage servicing	(758)	-	-	(758)
Bank owned life insurance	298	307	305	910
Other income	913	1,017	989	2,919
Total Non-interest Income	3,995	5,095	3,982	13,072

NON-INTEREST EXPENSE
Salaries and employee benefits	4,789	4,717	4,729	14,235
Net occupancy expense	752	701	682	2,135
Equipment expense	817	750	692	2,259
Professional fees	903	1,058	951	2,912
FDIC deposit insurance expense	28	26	75	129
Amortization of core deposit intangibles	358	358	358	1,074
Impairment charge (credit) for mortgage servicing rights	366	254	(230)	390
Goodwill impairment loss	199	-	-	199
Other expenses	1,908	1,922	1,855	5,685
Total Non-interest Expense	10,120	9,786	9,112	29,018

INCOME (LOSS) BEFORE INCOME TAXES	(1,137)	1,209	182	254
Provision (benefit) for income taxes	(342)	294	(67)	(115)
NET INCOME (LOSS)	$(795)	$915	$249	$369

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(Quarterly data unaudited)

    Note:  2003 data appears before 2004.

2003

2004

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$497,647	$526,902	$490,468	$493,905
Deposits with banks	5,183	5,475	3,806	4,499
Federal funds sold	80	38	-	91
Total investment securities	565,477	531,716	562,415	552,867

Total interest earning assets	1,068,387	1,064,131	1,056,689	1,051,362

Non-interest earning assets:
Cash and due from banks	22,008	22,366	22,021	21,785
Premises and equipment	11,827	12,142	10,359	10,640
Other assets	62,114	67,674	62,160	66,173
Allowance for loan losses	(11,881)	(11,286)	(10,538)	(11,084)

Total assets	$1,152,455	$1,155,027	$1,140,691	$1,138,876

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$52,565	$51,868	$54,133	$53,079
Savings	105,055	103,470	104,840	105,565
Money market	122,536	125,199	121,990	120,374
Other time	278,641	284,244	288,747	280,706
Total interest bearing deposits	558,797	564,781	569,710	559,724
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	100,602	98,839	125,286	129,557
Advanced from Federal Home Loan Bank	277,313	270,110	226,041	226,301
Guaranteed junior subordinated deferrable interest debentures *	34,500	34,500	35,567	35,567
Total interest bearing liabilities	971,212	968,230	956,604	951,149

Non-interest bearing liabilities:
Demand deposits	102,378	104,761	105,819	106,486
Other liabilities	3,548	4,238	8,248	8,633
Stockholders’ equity	75,317	77,798	70,020	72,608
Total liabilities and stockholders’ equity	$1,152,455	$1,155,027	$1,140,691	$1,138,876

* - In the first quarter 2004 The Company adopted FIN46R which resulted in the deconsolidation of the capital trust subsidiary.